Bridge Loan (Details Narrative)	Jan. 05, 2026 CAD ($)	Dec. 16, 2024	Jan. 05, 2026 EUR (€)
Notes and other explanatory information [abstract]
Letter of intent, description		Company entered into a binding letter of intent (the “LOI”) for a future phosphate concentrate offtake agreement. The LOI contemplates a minimum of 200,000 tonnes per year (with an option to increase by 20%) starting around January 1, 2029, subject to project completion. The arrangement includes a potential customer prepayment of up to €3,100,000, recoverable through purchase rebates totaling €6,200,000 over the first four years. The LOI expires on December 16, 2029, unless extended.
Prepayments of bridge loan	$ 725,580		€ 450,000
Interest rate	6.00%		6.00%
Letter of Intent Expiry Date	Dec. 16, 2029		Dec. 16, 2029
Discount Period Term	3 years 9 months 25 days